UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2018

WATSCO, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

(Address of principal executive offices, including zip code)

(305) 714-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On April 24, 2018, Watsco, Inc., a Florida corporation (the “Company”), issued a press release reporting its financial results for the quarter ended March 31, 2018. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in this Item 2.02.

Item 7.01.	Regulation FD Disclosure

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated April 24, 2018 issued by Watsco, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: April 24, 2018	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer